UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ྑ

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☒ Definitive Proxy Statement
ྑ Definitive Additional Materials
ྑ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NFINANSE INC.
(Name of Registrant as Specified in Its Charter)

_____________________________
(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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nFinanSe Inc.
6015 31st Street East
Bradenton, FL 34203

March 1, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

THE ANNUAL MEETING OF STOCKHOLDERS OF NFINANSE INC. (the “Company”) will be held on Thursday, March 1, 2007, at 6015 31st Street East, Bradenton, Florida 34203 at 10 a.m., Eastern Standard Time, and any adjournment or postponement thereof (the “Annual Meeting”), for the following purposes:

1.	Election of five (5) directors to the Company’s Board of Directors to hold office until the Company’s next annual meeting of stockholders (Proposal One);
2.	Approval of the Company’s 2007 Omnibus Equity Compensation Plan and the reservation of 2,300,000 shares of the Company’s common stock for issuance thereunder (Proposal Two);
3.	Ratification of the appointment of Kingery & Crouse, P.A. as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2006 (Proposal Three); and
4.	Transaction of such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on January 24, 2007 are entitled to notice of and to vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Raymond P. Springer
January 29, 2007	Raymond P. Springer
Secretary

1-PH/2565355.10

nFinanSe Inc.
6015 31st Street East
Bradenton, FL 34203

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 1, 2007

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed Proxy Card are being furnished to the holders of Series A Convertible Preferred Stock, par value $0.001 per share, or Series A Preferred Stock, and to the holders of common stock, par value $0.001 per share (which shares are referred to in this Proxy Statement collectively with the shares of Series A Preferred Stock on an as-converted basis, as Common Stock), of nFinanSe Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as the Company, we, or us), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders, to be held on March 1, 2007, at 10 a.m., Eastern Standard Time, at our principal executive offices, 6015 31st Street East, Bradenton, Florida 34203, and any adjournments or postponements thereof. Holders of Series A Preferred Stock are entitled to vote their shares of Series A Preferred Stock on an as-converted basis along with the holders of our common stock, par value $0.001 per share. This Proxy Statement and the Proxy Card are being sent to stockholders on or about January 31, 2007.

The Board has fixed the close of business on January 24, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxies which are not revoked will be voted at the Annual Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR each of Proposal One, Proposal Two and Proposal Three.

The Board knows of no other matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote such shares in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

Only stockholders as of the close of business on January 24, 2007, the Record Date, are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 6,874,036 shares, consisting of 3,052,549 shares of Series A Preferred Stock and 3,821,487 shares of our common stock, outstanding and entitled to vote, with each share entitled to one vote. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the beneficial ownership of Common Stock by our directors, executive officers and stockholders known to us to own 5% or more of Common Stock.

REQUIRED VOTES

Each share of the Common Stock entitles the holder to one vote on each matter presented for stockholder action.

Under applicable Nevada law, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the election of directors. In other words, the five persons nominated for director and receiving the most votes will be elected. Abstentions and broker non-votes have no effect on the election of directors.

Under applicable Nevada law, the approval of the 2007 Omnibus Equity Compensation Plan and the ratification of the Company’s appointment of an independent registered public accounting firm will be approved if the number of votes cast in favor of each proposal exceeds the number of votes cast in opposition to the respective action. In determining the number of votes cast with respect to any voting matter, only those cast “for” or “against” are include. Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast. Accordingly, abstentions will have no effect on the vote. In addition, where brokers submit proxies but are prohibited and this refrain from exercising discretionary authority in voting shares on certain matters for beneficial owners who have not provided voting instructions with respect to such matters (commonly referred to as “broker non-votes”), those shares will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast as to such matters and thus will have no effect on the vote.

VOTING OF PROXIES

The proxy accompanying this Proxy Statement is solicited on behalf of our Board for use at the Annual Meeting. You are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the proposals recommended by our Board as indicated herein. The Board does not presently intend to bring any business before the Annual Meeting other than the specific proposals referred to in this Proxy Statement and specified in the Notice of the Meeting. So far as is known to the Board, no other matters are to be brought before the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

REVOCABILITY OF PROXIES

You may revoke a proxy at any time before it is voted by filing with our Secretary a duly executed revocation of proxy, by submitting a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

SOLICITATION OF PROXIES AND EXPENSES

We will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to our stockholders. We may engage the services of a proxy solicitation firm in the event we deem it necessary to obtain assistance in the distribution of and solicitation of proxies. We will furnish copies of the solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Our directors, officers, or other regular employees and employees or agents of any proxy soliciting firm that we hire may supplement by telephone, facsimile, letter or personal solicitation original solicitation of proxies by mail. We will not pay any additional compensation to directors, officers or other regular employees for such services.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the January 24, 2007 the number of shares and percentage of Common Stock owned by each of our named executive officers, each of our directors and our nominee for director, our executive officers and directors as a group and each person known to us to beneficially own five percent or more of our Common Stock. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days of January 24, 2007 are considered outstanding. Unless otherwise indicated, the address of each person named in the table below is c/o nFinanSe Inc., 6015 31st Street East, Bradenton, Florida 34203.

Name and Address	Amount and nature of beneficial ownership (1)	Percentage (2)

Jerry R. Welch (3)	134,300	3.4%
Chief Executive Officer and Chairman of the Board

Raymond P. Springer (4)	60,848	1.6%
Chief Financial Officer

Daniel Davis (5)	20,000	* %
Chief Technology Officer

Clifford Wildes (6)	412,662	10.2%
Former Chief Executive Officer

Erik Jensen (7)	99,937	2.6%
Former President

Benjamin J. Bond (8)	10,000	* %
Director

Joseph Hudgins (9)	5,000	* %
Director

Mark Brewer (10)	10,000	* %
Director

Virgil “Brother” Sandifer, Jr. (11)	10,000	* %
Director

Robert A. Berlacher (12)	400,828	9.9%
Nominee for Director

All current directors and executive officers as a group (seven persons) (13)	250,148	6.4%

Gryphon Master Fund LP (14)	262,500	6.9%
100 Crescent Ct., Suite 490
Dallas, TX 75201

GSSF Master Fund LP (15)	410,026	9.9%
100 Crescent Ct., Suite 490
Dallas, TX 75201

London Family Trust (16)	388,526	9.9%
212 Aurora Dr.
Montecito, CA 93108

Northwood Capital Partners, LP (12)	400,828	9.9%
676 Church Road
Villanova, PA 19085

Porter Partners, LP (17)	414,304	9.9%
300 Drakes Landing Road, Suite 175
Greenbrae, CA 94904

Ponte Vedra Partners (18)	236,579	5.9%
5 Grandview Avenue
Boothday Harbor, ME 04538

Ballyshannon Partners, LP (19)	416,852	9.9%
950 West Valley Rd., Suite 2900
Wayne, PA 19087

* Less than 1%.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, or direct the voting of, such security or investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of January 24, 2007.

(2)
Percentage is based on shares of Common Stock outstanding as of January 24, 2007. Series A Preferred Stock is convertible into shares of Common Stock on a one-for-one basis; however, each holder of the Series A Preferred Stock is blocked from converting shares of the Series A Preferred Stock to the extent necessary to ensure that, following such conversion (or deemed conversion for voting purposes), the number of Common Stock then beneficially owned by such holder does not exceed 9.99% of the total number of shares of Common Stock then issued and outstanding. As a result, the 6,874,036 shares of Common Stock outstanding as of January 24, 2007 includes 3,052,549 of the 9,327,934 outstanding shares of Series A Preferred Stock, which equals the number of shares of Series A Preferred Stock that each holder thereof could convert into Common Stock on January 24, 2007 assuming they were the only holder converting shares on that date.

(3)
Includes 129,300 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007. Excludes 474,116 shares of Common Stock underlying options that are not exercisable within 60 days of January 24, 2007.

(4)
Includes 60,848 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007. Excludes 223,112 shares of Common Stock underlying options that are not exercisable within 60 days of January 24, 2007.

(5)	Includes 20,000 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(6)
Includes 208,125 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007. Includes 4,839 shares of Common Stock held by Mr. Wildes wife, Mrs. Carole Wildes. Mr. Wildes disclaims beneficial ownership of the securities held by Mrs. Wildes except for his pecuniary interest therein.

(7)	Includes 61,250 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(8)	Comprised of 10,000 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(9)	Comprised of 5,000 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(10)	Comprised of 10,000 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(11)	Comprised of 10,000 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(12)
Includes 39,375 shares of Common Stock held by Cabernet Partners, LP, 18,375 shares of Common Stock held by Chardonnay Partners LP and 78,750 shares of Common Stock held by Northwood Capital Partners, LP, and includes 26,372 shares of Series A Preferred Stock held by Cabernet Partners, LP, which are immediately convertible into shares of Common Stock on a one-to-one basis, and includes 16,754 shares of Series A Preferred Stock held by Chardonnay Partners, LP, which are immediately convertible into shares of Common Stock on a one-to-one basis, and includes 147,702 shares of Series A Preferred Stock held by Northwood Capital Partners, LP, which are immediately convertible into shares of Common Stock on a one-to-one basis. Includes 65,625 shares of common stock held by Insignia Partners LP. Includes 7,875 shares of common stock held by Robert Berlacher. Excludes 124,253 shares of Series A Convertible Preferred held by Cabernet Partners, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 78,871 shares of Series A Convertible Preferred held by Chardonnay Partners, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 695,923 shares of Series A Convertible Preferred held by Northwood Capital Partners, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above. Robert Berlacher has voting and dispositive power over the securities held by Cabernet Partners, LP, Chardonnay Partners LP and Northwood Capital Partners, LP. Mr. Berlacher exercises shared voting/dispositive power over these shares help by Insignia Partners, LP, as discussed in footnote 19. Mr. Berlacher disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein. Excludes 75,938 shares of Series A Preferred Stock held by Julie T. Berlacher, 25,313 shares of Series A Preferred Stock held by the Franz Berlacher Revocable Trust, 25,313 shares of Series A Preferred Stock held by Christine A. Berlacher, 27,338 shares of Series A Preferred Stock held by NFS/FNTC IRA Rollover FJ Berlacher, 35,000 shares of Series A Preferred Stock held by Gregory A. Berlacher, 10,000 shares of Series A Preferred Stock held by Emerging Growth Equities 401K PSP dtd 9/1/99 FBO Gregory J. Berlacher, 75,000 shares of Series A Preferred Stock held by Julie T. Berlacher, all holdings of which Robert Berlacher disclaims beneficial ownership except for his pecuniary interest therein.

(13)	Includes 245,148 shares of Common Stock underlying options that are exercisable within 60 days of January 24, 2007.

(14)
Comprised of 262,500 shares of Common Stock held by Gryphon Master Fund LP. E.B. Lyons, IV has voting and dispositive power over the securities held by Gryphon Master Fund LP. Mr. Lyons disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(15)
Represents 278,321 shares of Series A Preferred Stock, which are immediately convertible into shares of Common Stock on a one-to-one basis, held by GSSF Master Fund LP. Excludes 573,816 shares of Series A Convertible Preferred which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above. Thomas C. Davis has voting and dispositive power over the securities held by GSSF Master Fund LP. Mr. Davis disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(16)
Includes 157,500 shares of Common Stock held by the London Family Trust and 167,250 shares of Common Stock held by the Robert S. London TTEE Family Trust, and includes 63,345 shares of Series A Preferred Stock held by the London Family Trust, which are immediately convertible into shares of Common Stock on a one-to-one basis. Excludes 1,562,285 shares of Series A Convertible Preferred which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above. Robert S. London has voting and dispositive power over the securities held by the London Family Trust and the Robert S. London TTEE Family Trust. Mr. London disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(17)
Includes 13,125 shares of Common Stock held by EDJ Limited, 13,125 shares of Common Stock held by Jeffrey Porter and 52,500 shares of Common Stock held by Porter Partners, LP, and includes 56,442 shares of Series A Preferred Stock held by EDJ Limited, which are immediately convertible into shares of Common Stock on a one-to-one basis, and includes 235,349 shares of Series A Preferred Stock held by Porter Partners, LP, which are immediately convertible into shares of Common Stock on a one-to-one basis, and includes 44,875 shares of Series A Preferred Stock held by the Porter Family Living Trust, which are immediately convertible into shares of Common Stock on a one-to-one basis. Excludes 133,378 shares of Series A Convertible Preferred held by EDJ Limited, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 556,331 shares of Series A Convertible Preferred held by Porter Partners, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 106,063 shares of Series A Convertible Preferred held by the Porter Family Living Trust, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 75,000 shares of Series A Convertible Preferred held by Jeffrey Porter, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above. Jeffrey Porter has voting and dispositive power over the securities held by EDJ Limited, Porter Partners, LP, and the Porter Family Living Trust. Mr. Porter disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(18)
Includes 7,937 shares of Common Stock held by Massaniso & Company, Inc., 11,099 shares of Common Stock held by Peter A. Massaniso, 3,156 shares of Common Stock held by Ponte Vedra Partners Limited and 6,937 shares of Common Stock held by Pinnacle Asset Management, and includes 207,450 shares of Series A Preferred Stock held by Ponte Vedra Partners, Limited, which are immediately convertible into shares of Common Stock on a one-to-one basis. Peter Massaniso has voting and dispositive power over the securities held by Massaniso & Company, Inc., Pinnacle Asset Management and Ponte Vedra Partners Limited. Mr. Massaniso disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(19)
Includes 65,625 shares of Common Stock held by Insignia Partners LP. Includes 216,286 of Series A Preferred Stock, which are immediately convertible into shares of Common Stock on a one-to-one basis, held by Ballyshannon Partners, LP, and includes 54,229 shares of Series A Preferred Stock held by Ballyshannon Family Partnership, LP, which are immediately convertible into shares of Common Stock on a one-to-one basis, and includes 80,712 shares of Series A Preferred Stock held by Argosy Capital Group II, LP, which are immediately convertible into shares of Common Stock on a one-to-one basis. Excludes 1,410,022 shares of Series A Convertible Preferred held by Ballyshannon Partners, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 353,514 shares of Series A Convertible Preferred held by Ballyshannon Family Partnership, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above, and excludes 526,009 shares of Series A Convertible Preferred held by Argosy Capital Group II, LP, which are not immediately convertible into shares of Common Stock due to the blocking provisions summarized in footnote 2 above. Robert Berlacher shares voting and dispositive power over the securities held by Insignia Partners LP with Mr. Terker, as discussed in footnote 12; however, all beneficial ownership in the securities held by Insignia Partners LP is vested in Bruce Terker. Bruce Terker has sole voting and dispositive power over the securities held by Ballyshannon Partners, LP, Ballyshannon Family Partnership, LP and Argosy Capital Group II, LP. Mr. Terker disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Board is elected annually to serve until the next annual meeting of stockholders and until the directors’ successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the Proxy Card is marked to the contrary, executed and valid proxies received will be voted FOR the election of the five (5) nominees named below. Four of the nominees are currently members of the Board. Virgil “Brother” Sandifer, Jr., who has served on the Board since 2004, has declined to stand for re-election as director this year, which decision is not due to any dispute with the Company. While management has no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other persons as directors.

Name, Age and Occupation	Director Since	Present Term Expires

Directors Nominated For Re-Election
Jerry R. Welch (56) Chief Executive Officer and Chairman of the Board Mr. Welch joined the Company on September 5, 2006 as Chief Executive Officer. On January 29, 2007, Mr. Welch was also appointed to the role of Chairman of the Board. Mr. Welch was the Chairman of the Board of Picture People Inc., a chain of 320 portrait studios, from October 2005 until October 2006. From 1995 through 2005, Mr. Welch served as CEO of FAO Schwarz Inc. and its predecessor companies, which filed for reorganization under Chapter 11 of the bankruptcy code in January 2003 and in December 2003.	2006	2007

Benjamin J. Bond (65) Director, Audit Committee Member, Compensation Committee Member. Mr. Bond is a certified public accountant. For the past 10 years, Mr. Bond has been in private accounting practice specializing in tax and consulting. Prior to his current private accounting practice, Mr. Bond held various financial management jobs in accounting and auditing at several public companies.	2004	2007

Joseph Hudgins (50)
Director
Mr. Hudgins has over 25 years experience in the banking industry. Mr. Hudgins is Executive Vice President of First National Bank of Pennsylvania in Sarasota, where he manages operations in Florida. Mr. Hudgins was Senior Vice President - Senior Commercial Real Estate Lender at First Third Bank of Florida from January 2005 to August 2005 and was President and Chief Executive Officer at First National Bank of Florida from January 2001 through December 2004. Mr. Hudgins was President of First National Bank of Florida (formerly known as West Coast Branch) from 1992 through 2003.
	2005	2007

Mark Brewer (46) Director, Audit Committee Member, Compensation Committee Member. Mr. Brewer has served as the Marketing Director for One World Nutrition, a nutritional supplement company, since January 2003. He is the Managing Director of Novus Capital Investment Fund. Since May of 2002, he has served as Vice President of Lighthouse II, Inc., a marketing company. From 1997 to 2002, he has also served as President of HydroMaid International, manufacturers of water-powered disposal units.	2002	2007

Directors Nominated For Election	N/A	N/A
Robert A. Berlacher (52)

Robert A. Berlacher, nominee for election as a director, is the President and Managing Member of NCP Advisors, LLC, the advisor to Northwood Capital Partners, LP, or NCP, a long/short equity investment partnership, and is President and Managing Member of NwCapital Management, LLC, the general partner of NwCapital Management, LP, which is the general partner of NCP. Mr. Berlacher also is a co-founder and director of EGE Holdings, Ltd., a holding company with ownership interests in investment banking, money management and venture capital, including a 100% ownership interest in Emerging Growth Equities, Ltd. Emerging Growth Equities, Ltd. served as placement agent for the Company’s offering of Series A Preferred Stock and, for its services as placement agent, received a $117,000 fee and a warrant to purchase 320,000 shares of Common Stock, exercisable at $1.10 per share and expiring on December 27, 2011. Mr. Berlacher received no compensation from EGE Holdings, Ltd. or Emerging Growth Equities, Ltd. Mr. Berlacher also currently serves on the boards of Health Market Science, Inc. and Market Street Advisors, Inc.
	-	-

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE (5) NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS (PROPOSAL ONE).

PROPOSAL TWO - APPROVAL OF THE COMPANY’S 2007 OMNIBUS EQUITY COMPENSATION PLAN AND THE RESERVATION OF 2,300,000 SHARES OF THE COMPANY’S COMMON STOCK FOR ISSUANCE THEREUNDER

On January 18, 2007, our Board adopted, subject to stockholder approval, the nFinanSe Inc. 2007 Omnibus Equity Compensation Plan (the “2007 Plan” or the “Plan”). Our Board has directed that the proposal to approve the Plan be submitted to our stockholders for their approval at the Annual Meeting. Stockholder approval is being sought (i) in order to meet the NASD listing requirements, (ii) so that compensation attributable to grants under the Plan may qualify for an exemption from the $1 million deduction limit under section 162(m) of the Code (see discussion of “Federal Income Tax Consequences”) below), and (iii) in order for incentive stock options to meet the requirements of the Code.

We currently maintain the Morgan Beaumont, Inc. 2004 Stock Incentive Plan (the “2004 Plan”), which has 40,150 shares remaining available for issuance. The 2004 Plan has insuffient shares available for issuance to: (i) grant Messrs. Welch and Springer these options due under their respective employment agreements; (ii) grant our non-employee directors those options owed to them; and (iii) sufficiently incentive current and future employees. Our Board has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, and consultants and advisors is material to our success and would be enhanced by our continued ability to make grants under the 2007 Plan. In addition, our Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their proprietary interests in us. Our Board believes that the availability of 2,300,000 shares, plus a number of shares equal to the number of shares subject to outstanding grants under the 2004 Plan as of the date of the Annual Meeting, under the 2007 Plan will ensure that we continue to have a sufficient number of shares with which to achieve our compensation strategy.

The Plan is intended to replace the 2004 Plan. If the Plan is approved by the stockholders, then no further grants will be made under the 2004 Plan, and shares with respect to all grants outstanding under the 2004 Plan will be issued or transferred under this Plan.

If approved by the stockholders, the Plan will become effective on March 1, 2007.

The material terms of the 2007 Plan are summarized below. A copy of the full text of the Plan is attached to this Proxy Statement as Exhibit A. This summary of the Plan is not intended to be a complete description of the Plan and is qualified in its entirety by the actual text of the Plan to which reference is made.

Material Features of the Plan

General. The Plan provides that grants may be made in any of the following forms: (i) incentive stock options, (ii) nonqualified stock options (incentive stock options and nonqualified stock options are collectively referred to as “options”), (iii) stock units, (iv) stock awards, (v) stock appreciation rights (“SARs”), (vi) dividend equivalents, and (vii) other stock-based awards.

The Plan authorizes 2,300,000 shares of Common Stock, plus a number of shares equal to the number of shares subject to outstanding grants under the 2004 Plan as of the date of the Annual Meeting, for issuance, subject to adjustment in certain circumstances as described below. The Plan provides that the maximum aggregate number of shares of Common Stock with respect to which grant may be made to any individual during any calendar year is 1,000,000 shares, subject to adjustment in certain circumstances as described below.

If and to the extent options (including options outstanding under the 2004 Plan) and SARs granted under the Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards (including outstanding stock awards outstanding under the 2004 Plan), stock units, or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares subject to such grants will become available again for purposes of the Plan. Shares surrendered in payment of the exercise price of an option or withheld for purposes of satisfying our minimum tax withholding obligations with respect to grants under the Plan will become available again for issuance or transfer under the Plan.

Administration. The Plan will be administered and interpreted by the Compensation Committee of the Board (the “Committee”). However, our Board will approve and administer all grants made to non-employee directors. The Committee may delegate authority to administer the Plan to one or more subcommittees, as it deems appropriate.

The Committee has the authority to (i) determine the individuals to whom grants will be made under the Plan, (ii) determine the type, size, terms and conditions of the grants, (iii) determine when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued grant, subject to the limitations described below, and (v) deal with any other matters arising under the Plan. The Committee presently consists of Messrs. Virgil Sandifer, Mark Brewer and Benjamin Bond, each of whom is a non-employee director of the Company.

Eligibility for Participation. All of our employees and the employees of our subsidiaries, all of our non-employee directors, and consultants and advisors who perform services for us and our subsidiaries are eligible to receive grants under the Plan. The Committee is authorized to select the persons to receive grants from among those eligible and to determine the number of shares of Common Stock that are subject to each grant.

Types of Awards.

Stock Options

The Committee may grant options intended to qualify as incentive stock options within the meaning of section 422 of the Code (“ISOs”) or “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs. Anyone eligible to participate in the Plan may receive a grant of NQSOs. Only our employees and employees of our subsidiaries may receive a grant of ISOs.

The Committee will fix the exercise price per share of options on the date of grant. The exercise price of options granted under the Plan must be equal to or greater than last reported sale price of the underlying shares of Common Stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of our outstanding stock, the exercise price per share of an ISO granted to such person must be at least 110% of the last reported sale price of a share of Common Stock on the date of grant.

The Committee will determine the term of each option which shall not exceed ten years from the date of grant. If the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding stock, the term of the ISO may not exceed five years from the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Committee will determine the terms and conditions of options, including when they become exercisable. The Committee may accelerate the exercisability of any options. If a grantee ceases to be employed by, or provide service to, us by reason of death or disability, all of the grantee’s options will become vested and exercisable in full at the time of the grantee’s death or disability.

The Committee will determine under what circumstances a grantee may exercise an option after termination of employment or service. Generally, if a grantee ceases to be employed by, or provide service to, us for any reason other than disability, death, or termination for cause, the grantee’s options will terminate 90 days following the date on which the grantee ceases to be employed by, or provide service to, us. If a grantee ceases to be employed by, or provide service to, us on account of the grantee’s disability or death, the grantee’s options will terminate one year following the date on which the grantee ceases to be employed by, or provide service to, us. In each case described above, the Committee may specify a different option termination date, but in any event no later than the expiration of the option term. If a grantee ceases to be employed by, or provide service to, us on account of termination for cause, the grantee’s options will terminate immediately.

A grantee may exercise an option by delivering notice of exercise to us. The grantee will pay the exercise price and any withholding taxes for the option: (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or by attestation to ownership of shares of Common Stock having a fair market value on the date of exercise at least equal to the exercise price, (iii) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.

Stock Awards

The Committee may grant stock awards to anyone eligible to participate in the Plan. The Committee may require that grantees pay consideration for the stock awards and may impose restrictions on the stock awards. If restrictions are imposed on stock awards, the Committee will determine whether they will lapse over a period of time or according to such other criteria as the Committee determines.

The Committee will determine the number of shares of Common Stock subject to the grant of stock awards and the other terms and conditions of the grant. Unless the Committee determines otherwise, a grantee will have the right to vote shares of Common Stock and to receive dividends paid on such shares during the restriction period. The Committee may determine that a grantee’s entitlement to dividends with respect to stock awards will be subject to the achievement of performance goals or other conditions.

Unless the Committee determines otherwise, if a grantee ceases to be employed by, or provide service to, us during the restriction period, or if other specified conditions are not met, then the grantee’s stock award will terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to us.

Stock Units

The Committee may grant stock units to anyone eligible to participate in the Plan. Each stock unit provides the grantee with the right to receive a share of Common Stock or an amount based on the value of a share of Common Stock at a future date. The Committee will determine the number of stock units that will be granted, whether stock units will become payable based on achievement of performance goals or other conditions, and the other terms and conditions applicable to stock units.

Stock units may be paid at the end of a specified period or deferred to a date authorized by the Committee. If a stock unit becomes distributable, it will be paid to the grantee in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Committee. Unless the Committee determines otherwise, if a grantee ceases to be employed by, or provide service to, us before the stock units vest, or if other conditions are not met, the grantee’s stock units will be forfeited.

SARs

The Committee may grant SARs to anyone eligible to participate in the Plan. SARs may be granted in connection with, or independently of, any option granted under the Plan. Upon exercise of an SAR, the grantee will receive an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the base amount for the SAR. Payment will be made in shares of Common Stock.

The base amount of each SAR will be determined by the Committee and will be equal to the per share exercise price of the related option or, if there is no related option, an amount that is at least equal to the last reported sale price of a share of Common Stock on the date of grant of the SAR. The Committee will determine the terms and conditions of SARs, including when they become exercisable. The Committee may accelerate the exercisability of any SARs. SARs may only be exercised while the grantee is employed by, or providing service to, us and our subsidiaries or within a specified period of time after termination of employment or service, as determined by the Committee.

Dividend Equivalents

The Committee may grant dividend equivalents in connection with stock units or other stock-based awards. Dividend equivalents are payable in cash or shares of Common Stock and may be paid currently or accrued as contingent obligations. The terms and conditions of dividend equivalents will be determined by the Committee.

Other Stock-Based Awards

The Committee may grant other stock-based awards, which are grants other than options, SARs, stock units, and stock awards. The Committee may grant other stock-based awards to anyone eligible to participate in the Plan. These grants will be based on or measured by shares of Common Stock, and will be payable in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock. The terms and conditions for other stock-based awards will be determined by the Committee.

Qualified Performance-Based Compensation. The Plan permits the Committee to impose objective performance goals that must be met with respect to grants of stock units, stock awards, other stock-based awards or dividend equivalents granted to employees under the Plan, in order for the grants to be considered qualified performance-based compensation for purposes of section 162(m) of the Code (see “Federal Income Tax Consequences” below). Prior to, or soon after the beginning of, the performance period, the Committee will establish in writing the performance goals that must be met, the applicable performance period, the amounts to be paid if the performance goals are met, and any other conditions. The Committee may provide in the grant agreement that qualified performance-based grants will be payable or restrictions on such grants will lapse, in whole or part, in the event of the grantee’s death or disability during the performance period or under other circumstances consistent with Treasury regulations.

The performance goals, to the extent designed to meet the requirements of section 162(m) of the Code, will be based on one or more of the following measures: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, stockholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

The Committee will not have the discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals. After the announcement of our financial results for the performance period, the Committee will certify and announce the results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of stock awards, stock units, other stock-based awards and dividend equivalents for the performance period will be forfeited or will not be made, as applicable.

If dividend equivalents are granted as qualified performance-based compensation under section 162(m) of the Code, a grantee may not accrue more than $1,000,000 of such dividend equivalents during any calendar year.

Deferrals. The Committee may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the grantee in connection with any stock units or other stock-based awards under the Plan. The Committee will establish the rules and procedures applicable to any such deferrals and may provide for interest or other earnings to be paid on such deferrals.

Adjustment Provisions. If there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without our receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or payment by us of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for issuance under the Plan, the maximum number of shares of Common

Stock for which any individual may receive grants in any year, the kind and number of shares covered by outstanding grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such grants will be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding grants. Any fractional shares resulting from such adjustment will be eliminated. In the event of a change of control, the provisions applicable to a change in control will apply. Any adjustments to outstanding grants shall be consistent with section 409A or 422 of the Code, to the extent applicable.

Change of Control. Unless the Committee determines otherwise, effective upon the date of the change of control, (i) all outstanding options and SARs will automatically accelerate and become fully exercisable, (ii) the restrictions and conditions on all outstanding stock awards will immediately lapse, and (iii) all stock units, dividend equivalents and other stock-based awards will become fully vested and will be paid at their target value, or in such greater amounts as the Committee may determine.

Notwithstanding the foregoing, in the event of a change of control, the Committee may take any of the following actions with respect to any or all outstanding grants under the Plan: (i) require that grantees surrender their options and SARs in exchange for payment by us, in cash or shares of Common Stock as determined by the Committee, in an amount equal to the amount by which the then fair market value of the shares subject to the grantee’s unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable, (ii) after giving grantees the opportunity to exercise their options and SARs, terminate any or all unexercised options and SARs at such time as the Committee deems appropriate, or (iii) determine that outstanding options and SARS that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Transferability of Grants. Only the grantee may exercise rights under a grant during the grantee’s lifetime. A grantee may not transfer those rights except by will or the laws of descent and distribution; provided, however, that a grantee may transfer a grant other than an ISO pursuant to a domestic relations order. The Committee may also provide, in a grant agreement, that a grantee may transfer NQSOs to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the Committee may determine.

Participants Outside of the United States. If any individual who receives a grant under the Plan is subject to taxation in a country other than the United States, the Committee may make the grant on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable country.

No Repricing of Options. Neither the Board nor the Committee can amend the Plan or options previously granted under the Plan to permit a repricing of options, without prior stockholder approval.

Amendment and Termination of the Plan. The Board may amend or terminate the Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. The Plan will terminate on January 17, 2017, unless the Plan is terminated earlier by the Board or is extended by the Board with stockholder consent.

Shareholder Approval for Qualified Performance-Based Compensation. If stock awards, stock units, other stock-based awards or dividend equivalents are granted as qualified performance-based compensation under section 162(m) of the Code, the Plan must be re-approved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan.

Grants Under the Plan. On January 18, 2007, the Board approved the grant of stock options under the Plan to each of Messrs. Jerry R. Welch, Raymond P. Springer, and Daniel Davis, who are the Named Executive Officers of the Company (the “Executive Options”). Messrs Welch, Springer and Davis received 603,416 shares, 283,960 shares, and 60,000 shares, respectively, of nonqualified stock options with a term of ten years at an exercise price of

$1.50 per share. The Executive Options with respect to Messrs. Welch and Springer were granted pursuant to their employment agreements with us, and will vest at the rate of 6/28 on February 28, 2007, and 1/28 on the last day of each calendar month thereafter. The Executive Options with respect to Mr. Davis will vest at the rate of 1/3 on January 18, 2008, and 1/36 on the 18th day of each calendar month thereafter for twenty-four (24) months.

The Executive Options are subject to stockholder approval of the Plan. If stockholder approval of the Plan is not obtained at the Annual Meeting, the Executive Options will be null and void and cancelled.

Federal Income Tax Consequences of the Plan

The federal income tax consequences of grants under the Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of Common Stock or payment of cash under the Plan. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of Common Stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

(i)  If shares of Common Stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

(ii)  If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of Common Stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

(iii)  A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in Common Stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY’S 2007 OMNIBUS EQUITY COMPENSATION PLAN AND FOR THE RESERVATION OF 2,300,000 SHARES OF THE COMPANY’S COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL THREE - RATIFICATION OF THE APPOINTMENT OF KINGERY & CROUSE, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

The Audit Committee of the Board (the “Audit Committee”) has appointed Kingery & Crouse, P.A. as our independent registered public accounting firm responsible for the independent audit of our financial statements for the year ended September 30, 2006. A representative of Kingery & Crouse, P.A. is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

AUDIT AND RELATED FEES

For the fiscal years ended September 30, 2006 and September 30, 2005, Kingery & Crouse, P.A., our independent registered public accounting firm, billed the approximate fees set forth below:

	2006	2005
Audit Fees	$$110,300	$$96,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$$110,300	$$96,000

Audit Fees

The aggregate fees billed to us by Kingery & Crouse, P.A. for the performance of the integrated audit of our fiscal 2006 consolidated financial statements and internal control over financial reporting as of September 30, 2006, and assistance with and review of documents filed with the SEC, were approximately $110,300. The aggregate fees billed to us by Kingery & Crouse for the performance of the audit, review of our financial statements, assistance with and review of documents filed with the SEC during fiscal 2005, were approximately $96,000.

Audit-Related Fees

There were no audit-related fees.

Tax Fees

There were no tax-related fees.

All Other Fees

There were no other fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. We will not engage our independent registered public accounting firm to render audit or non-audit services unless, (i) the service and the related fee are specifically approved in advance by the Audit Committee or (ii) the Audit Committee pre-approves specifically described types of services that are expected to be provided to us by our independent registered public accounting firm during the fiscal year. Any pre-approval of specified types of services is subject to a maximum dollar amount.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KINGERY & CROUSE, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006.

CORPORATE GOVERNANCE

Board Matters

The Board has determined that Messrs. Bond, Brewer, Sandifer and Hudgins are “independent” directors as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”) listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the SEC. In fiscal 2006, the Board met 24 times. Each director attended at least 15 of the Board meetings each and attended all applicable committee meetings in fiscal 2006. Directors are expected to attend the Annual Meeting of stockholders. All directors attended our annual meeting last year.

Committees of the Board of Directors

The Board has a standing Audit Committee and Compensation Committee.

Audit Committee

The Audit Committee charter is attached hereto as Appendix A to this Proxy Statement. The primary function of the Audit Committee as stated in its charter is to assist the Board in fulfilling its oversight responsibilities relating to monitoring the quality, reliability and integrity of our external financial reporting process, the adequacy of our internal controls particularly with respect to our compliance with legal and regulatory requirements and corporate policy, and the independence and performance of our registered public accounting firm who is ultimately accountable and must report directly to the Audit Committee.

The Audit Committee met two times in fiscal year 2006. The current members of the Audit Committee are Messrs. Benjamin Bond, Chairman, Mark Brewer and Virgil Sandifer. All members of the Audit Committee are “independent” as independence is defined in Rule 4200(a)(15) of the NASD listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the SEC. Mr. Bond has been determined by the Audit Committee to be an “audit committee financial expert” as defined by the Audit Committee’s charter in accordance with rules promulgated by the SEC.

Compensation Committee

The current members of the Compensation Committee are Messrs. Virgil Sandifer, Chairman, Mark Brewer and Benjamin Bond. All members of the Compensation Committee are independent within the meaning of Rule 10A-3(b)(1)(ii) and Rule 4200(a)(15) promulgated by the SEC and the NASD, respectively. The Compensation Committee met seven times during the 2006 fiscal year.

The purpose of the Compensation Committee is to regularly monitor the effectiveness of management policies and decisions including the execution of our strategies in order to ensure that we represent the stockholders’ interests, including optimizing long term financial returns. The Compensation Committee also reviews and makes recommendations to the Board on employment and business consultant matters, including levels of compensation, including specifically, the performance and level of compensation of our officers and top management personnel; and reviews and makes recommendations to the Board on the operation, performance and administration of our equity compensation plans.

Director Nomination Process

We do not have a standing nominating committee or a charter with respect to the nominating process. The Board believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. By resolution, the Board has adopted a policy regarding director nominations. Under this policy, a majority of our independent directors, within the meaning of Rule 10A-3(b)(1)(ii) and Rule 4200(a)(15) promulgated by the SEC and the NASD, respectively, consider and recommend to the whole Board the potential director nominees. Our independent directors standing for re-election are Messrs. Bond, Brewer and Hudgins.

The Board will consider any candidate proposed in good faith by a shareholder. To do so, the Board has adopted a resolution that requires a shareholder to timely submit to our secretary at the address set forth on the first page of this proxy statement the following:

•	the candidate’s name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

•	information about the relationship between the candidate and the nominating shareholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

To be timely, a shareholder’s nomination must be delivered to our secretary at least 120 days before the date on which we first mailed our proxy materials for our prior year’s annual meeting of shareholders.

In considering candidates for nomination, the Board shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of the Board that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and the Board will consider, among other factors, the contribution such person can make to the collective competencies of the Board based on such person’s background. In determining whether to nominate a current director for re-election, the Board will take into account these same criteria as well as the director’s past performance, including his or her participation in and contributions to the activities of the Board. Because we do not have a standing nominating committee, all nominees that are currently serving as directors were selected for re-election by the Board with the exception of Mr. Sandifer, who, as noted above, has decided to not stand for re-election. Mr. Berlacher is being nominated to serve his first term. Mr. Berlacher was recommended to the Board for consideration by Mr. Welch, a director and the Chief Executive Officer of the Company. The nomination is endorsed by all of the current directors.

Ethics policy for senior officers

The Board has adopted an ethics policy for our senior officers, including our chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://www.nfinanse.com, without charge.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerry R. Welch, Chief Executive Officer and Director	2006 2005	$19,583 -		- -	- -	- -	- -	- -	$19,583
Raymond P. Springer Chief Financial Officer	2006 2005	$15,417 -		- -	- -	- -	- -	$500	$15,417
Daniel Davis, Chief Technology Officer	2006 2005	$114,570 $78,000	- -	- -	$137,410 $124,000	- -	- -	$4,900 $4,800	$256,880 $206,800
Clifford Wildes, Former Chief Executive Officer	2006 2005	$212,760 $185,000	- $35,000	- -	$547,463 335,000	- -	- -	$9,000 $16,500	$769,223 $571,500
Erik Jensen, Former President	2006 2005	$150,854 $125,000	- $15,000	- -	$257,700 $75,000	- -	- -	$6,000 $11,500	$414,554 $226,500

On January 18, 2007, the Board approved option grants to Messrs. Welch, Springer and Davis in the amounts of 603,416, 283,960 and 60,000 options, respectively. Mr. Welch’s and Mr. Springer’s option grants were made pursuant to their respective employment agreements and have an exercise price of $1.50 per share with 6/28 of the options vesting on February, 28, 2007 and 1/28 of the options vesting on the last day of each month thereafter. Mr. Davis’s options are exercisable at $1.50 per share with 1/3 of the options vesting on January 18, 2008 and 1/36 of the options vesting on the 18th day of each of the following 24 months.

In addition, pursuant to their respective employment agreements, Messrs. Welch and Springer received cash bonuses of $32,900 and $27,100, respectively, representing a pro rata calculation from September 5, 2006 to December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel Davis, Chief Technology Officer	20,000 -	- 17,500	- -	$11.00 $8.20	09/16/10 07/01/11	- -	- -	- -	- -
Clifford Wildes, Former Chief Executive Officer	162,500 5,000 40,625	- - -	- - -	$4.00 $4.00 $13.60	10/01/09 10/13/09 10/01/10	- - -	- - -	- - -	- - -
Erik Jensen, Former President	42,500 18,750	- -	- -	$4.00 $7.00	10/01/09 07/01/11	- -	- -	- -	- -

Employment Contracts, Termination of Employment and Change in Control Arrangements

•	Potential Payments Upon Termination or Change-in-Control

We entered into a non-cancelable employment agreement with our Chief Executive Officer effective September 5, 2006 through December 31, 2008, pursuant to which he will receive an annual salary of $235,000. Additionally, subject to stockholder approval, he will receive an option under our 2007 Plan to purchase a number of shares of our common stock, par value (the “Option Shares”), equal to 4.25% of the outstanding shares of our total issued stock, options and warrants as of the earlier of the following: (a) the date five days following the date we complete our next round of permanent financing following August 31, 2006, currently expected to occur in the fourth calendar quarter of 2006, at a strike price equal to the market price on the grant date; or (b) February 28, 2007, at a strike price equal to the market price on the grant date. The Option Shares are divided into 28 equal installments, the first six installments vesting on February 28, 2007, and additional installments vesting on the final day of each month thereafter, with the final installment vesting as of December 31, 2008. He will also be eligible to receive a performance-based bonus and certain medical and other benefits. If we terminate him without cause, we will be required to pay severance to him in the amount of compensation and benefits he would have otherwise earned for a period of twelve months.

We entered into a non-cancelable employment agreement with our Chief Financial Officer effective September 5, 2006 through December 31, 2008, pursuant to which he will receive an annual salary of $185,000. Subject to stockholder approval, the executive will receive an option under our 2007 Plan to purchase a number of shares of our common stock, par value (the “Option Shares”), equal to 2% of the outstanding shares of our total issued stock, options and warrants as of the earlier of the following: (a) the date five days following the date we complete our next round of permanent financing following August 31, 2006, currently expected to occur in the fourth calendar quarter of 2006, at a strike price equal to the market price on the grant date; or (b) February 28, 2007, at a strike price equal to the market price on the grant date. The Option Shares are divided into 28 equal installments, the first six installments vesting on February 28, 2007, and additional installments vesting on the final day of each month thereafter, with the final installment vesting as of December 31, 2008. He will also be eligible to receive a performance-based bonus and certain medical and other benefits. If we terminate him without cause, we will be required to pay severance to him in the amount of compensation and benefits he would have otherwise earned for a period of twelve months.

We also have obligations under other employment agreements; however they have customary and reasonable terms for the respective employees and are generally cancelable on thirty days notice. If we elect to exercise such cancellation options, we are obligated to pay severance to the respective employees in the amount of compensation and benefits they would have otherwise earned for a period of six months.

On January 29, 2007, we entered into a Separation Agreement and Release of Claims with Clifford Wildes, our Chairman of the Board of Directors and former chief executive officer (the “Separation Agreement”), which supersedes and replaces the Employment Agreement, dated October 1, 2005, between us and Mr. Wildes (the “Employment Agreement”).

The Separation Agreement provides that, in lieu of payments and accrued vacation payments set forth in the Employment Agreement, we will pay Mr. Wildes the sum of $250,000, payable in installments as follows: (i) $30,000 on January 29, 2007; (ii) $30,000 each month for three months, with the first payment commencing on February 28, 2007; and (iii) $43,333 each month for three months, with the first payment commencing on May 29, 2007.  All payments will be subject to withholding, in accordance with our uniform payroll practices. In no event will any payment under the Separation Agreement be made later than March 15, 2008. Mr. Wildes will be entitled to COBRA benefits as required by law, and may retain all stock options which have vested as of the date of his termination of employment, in accordance with the terms of such stock option grant. As of the date of Mr. Wildes’ termination of employment, Mr. Wildes will not be entitled to earn additional options or vest in additional options under our stock option plan. In consideration for the foregoing payments, Mr. Wildes agreed to not compete with us or solicit our employees, customers or clients and releases us from all claims with respect to matters arising out of his employment by us, or the termination thereof.

COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Benjamin J. Bond	$32,000	-	24,610	-	-	-	$56,510
Joseph Hudgins	$29,000	-	24,610	-	-	-	$53,610
Mark Brewer	$31,000	-	24,610	-	-	-	$55,610
Virgil “Brother” Sandifer, Jr.	$31,500	-	24,610	-	-	-	$55,610

Director Compensation

Directors were paid in fiscal 2006 a quarterly stipend of $5,000 plus $500 per meeting attended. In addition, each non-employee director was entitled to receive a grant of 2,500 options for the purchase of Common Stock on the first business day of each quarter of our fiscal year. However, since there were insufficient options available under the 2004 Stock Incentive Plan, the directors agreed to defer their last two quarterly grants in fiscal 2006 and the first grant on January 1, 2007, until the shareholders approved the 2007 Omnibus Equity Compensation Plan that is included with this Proxy Statement as Exhibit A. As a result, each of Messrs. Bond, Hudgins, Brewer and Sandifer will receive an option to purchase 7,500 shares of Common Stock at an exercise price based on the fair market value on March 1, 2007, the expected date of approval. Each of these options will be fully vested. In Fiscal 2007, the directors’ quarterly stipend is raised to $6,250 per quarter, $750 per Board meeting attended and $500 per committee meeting attended. In addition, each non-employee director receives option grants to purchase 10,000 shares of Common Stock. These grants will be made immediately following the annual meeting and have an exercise price equal to the fair market value on the date of grant.

We typically have one Board meeting per month and the committees meet as the often as they deem necessary. During fiscal 2006, our Board of Directors met 24 times.

EQUITY COMPENSATION PLANS

The following table provides information concerning our equity compensation plans as of September 30, 2006:

	(share amounts in thousands)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	750,000	$7.78	40,150
Equity compensation plans not approved by security holders	-		-
Total	750,000	$7.78	40,150

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee operates pursuant to a formal written charter and complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the “NASD”). A copy of the charter is attached as Appendix B to this Proxy Statement.

As members of the Compensation Committee, it is our responsibility to carry out the purposes of the Compensation Committee as more fully described in this Proxy Statement under the caption “Corporate Governance” and in the charter referred to above. In particular, it is our duty to establish base salary amounts and annual and long-term incentive awards for the Named Executive Officers in this Proxy Statement and, in this regard, we also constitute the committee that administers the Company’s equity compensation plans, including the granting of stock options, stock appreciation rights and restricted stock to officers and other employees of the Company. In fulfilling these responsibilities and duties, it is the Compensation Committee’s goal to have a policy that will enable the Company to attract, retain and reward senior officers who contribute to both its short-term and long-term success. The three members of the Compensation Committee meet the independence requirements applicable to compensation committees generally as prescribed by the National Association of Securities Dealers, the Securities and Exchange Commission and the Internal Revenue Service and also as set forth in the Compensation Committee’s charter.

The Company’s compensation policy for executive officers is to pay competitively and to be fair and equitable in the administration of pay. This is the same policy applicable to all employees of the Company. The Company seeks to balance the compensation paid to a particular individual with the compensation paid to other executives holding comparable positions both inside the Company and at other similar companies.

The 2006 annual base salaries, option grant amounts and bonuses of Messrs. Welch and Springer, who both joined the Company in 2006, were enumerated in their respective employment agreements. The decision of the Compensation Committee regarding the 2006 salary of Mr. Davis, our only other Named Executive Officer, was subjective and not based on any list of specific criteria. However, the Compensation Committee accepted the Chief Executive Officer’s recommendation and approved an increase in Mr. Davis’ 2007 salary to $165,000. In addition, Mr. Davis received a grant of 60,000 options.

In addition, pursuant to their respective employment agreements, Messrs. Welch and Springer received cash bonuses of $32,900 and $27,100, respectively, representing a pro rata calculation from September 5, 2006 to December 31, 2006, which bonuses were intended to recognize their commitment to the Company.

The Compensation Committee will determine changes in the base salaries and bonus payments in 2007 for all of the Named Executive Officers over the course of the coming year. As part of 2007 compensation for our Named Executive Officers, the Compensation Committee adopted a 2007 bonus plan, which is intended to reward key individuals for achievement of the Company’s 2007 operating plan.

As stated above, the members of the Compensation Committee also serve as the members of the committee that administers the Company’s equity compensation plans under which grants of stock options, stock appreciation rights and restricted stock may be made. The purpose of such grants is to provide an additional incentive to key employees to work to maximize stockholder value, and vesting periods may be utilized to encourage such employees to remain with the Company. Such grants are entirely at the discretion of the Compensation Committee, including their timing, the recipients thereof and the number of shares underlying any particular grant.

In summary, we believe that the combination of salary and bonus received by each of the Named Executive Officers for fiscal year 2006 was reasonable in view of their duties and responsibilities and their past and anticipated future contributions to the Company.

Date: January 24, 2006

/s/ Virgil Sandifer, Chairman
/s/ Mark Brewer
/s/ Benjamin Bond.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a formal written charter and complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the “NASD”). A copy of the charter is attached as Appendix A to this Proxy Statement.

In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the Securities and Exchange Commission for audit committee membership, all of the members of the Audit Committee are independent directors as defined in NASD Marketplace Rule 4200(a)(15). Mr. Benjamin Bond has been designated by the Board as an “audit committee financial expert” as defined by the Audit Committee’s charter in accordance with rules promulgated by the SEC.

The purposes of the Audit Committee are described in this Proxy Statement under the caption “Corporate Governance” and in the charter of the Audit Committee. In particular, it is our duty to review the accounting and financial reporting processes of the Company on behalf of the Board. In fulfilling our responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements to be contained in the Company’s annual report on Form 10-KSB for the fiscal year ended September 20, 2006 with the Company’s management and also with Kingery & Crouse, P.A., the Company’s independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has also discussed with Kingery & Crouse, P.A. the matters that are required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61, as amended. Furthermore, the Audit Committee has received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1 (independence discussions with audit committees), and has considered with Kingery & Crouse, P.A. whether the provision of non-audit services to the Company would be compatible with the auditors’ independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s earnings releases before issuance and the annual report on Form 10-K prior to filing with the Securities and Exchange Commission. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States.

In reliance on these reviews, discussions and reports, the Audit Committee has recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission.

Date: January 24, 2006

/s/ Benjamin Bond, Chairman
/s/ Mark Brewer
/s/ Virgil Sandifer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2006, we entered into an arrangement with Emerging Growth Equities, Ltd., or EGE, whereby EGE served as placement agent for the Company’s offering of Series A Preferred Stock and, for its services as placement agent, received a $117,000 fee and a warrant to purchase 320,000 shares of Common Stock, exercisable at $1.10 per share and expiring on December 27, 2011. Robert A. Berlacher, who is a nominee for director, is a co-founder and director of EGE Holdings, Ltd., which has 100% ownership interest in EGE. Mr. Berlacher receives no compensation from EGE or EGE Holdings, Ltd.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our executive officers and persons who own more than 10% of our Common Stock to file initial reports of ownership (Form 3) and reports of changes in ownership of our Common Stock (Forms 4 and 5) with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all section 16(a) reports they file. With the exception of Mr. Davis failing to timely file his Form 3 and our directors failing to timely file their respective Form 4’s to reflect option grants in October 2006, to our knowledge, based solely on our review of the copies of such reports received or written representations from such persons that no reports were required, we believe that during our fiscal year ended September 30, 2006 all such persons complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS

We have not yet determined when we will hold our annual meeting of stockholders for 2008. Any stockholder proposal intended to be presented at the 2008 annual meeting must be received at our offices at 6015 31st Street East, Bradenton, Florida 34203, by September 30, 2007 for consideration of inclusion in the proxy statement and form of proxy related to such annual meeting. The proposal must comply in all respects with the rules and regulations of the SEC.

OTHER MATTERS

The cost of soliciting proxies will be borne by us. Proxies may be solicited by certain of our officers and employees personally or by written communication, telephone, facsimile or other means, for which they will receive no compensation in addition to their normal compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for their reasonable out-of-pocket and clerical expenses.

Although we know of no items of business which will be presented at the Annual Meeting other than those described herein, proxies in the accompanying form will confer discretionary authority to the proxy agents with respect to any other matters which may come before the meeting to the extent permitted by the applicable rules of the SEC. In this regard, we intend to avail ourselves, until further notice, of the provisions of Rule 14a-4(c)(1) which grants the proxy agents discretionary authority to vote on any stockholder proposals presented at the meeting of which we have not received notice at least 45 days before the anniversary of the date on which we first mailed our proxy materials for last year’s annual meeting. We received no notice of any stockholder proposal by such date.

We may deliver only one copy of this Proxy Statement to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement. Stockholders residing at the same address may request delivery of only one copy of the Proxy Statement by directing a notice to our Secretary at our offices set forth on page 1 of this Proxy Statement. We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should also be directed to our Secretary at our offices set forth on page 1 of this Proxy Statement.

We, upon request, will furnish to record and beneficial holders of our common shares, free of charge, a copy of our Annual Report on Form 10-KSB (including financial statements and schedules but without exhibits) for fiscal 2006. All requests should be directed to our Secretary at our offices set forth on page 1 of this Proxy Statement.

In addition, electronic copies of our fiscal 2006 Annual Report, Form 10-KSB and Proxy Statement will be available on the SEC’s website at http://www.sec.gov.

By Order of the Board of Directors,
/s/ Raymond P. Springer
Raymond P. Springer
Secretary

January 29, 2007

Exhibit A

nFinanSe Inc.

(f/k/a Morgan Beaumont, Inc.)

2007 OMNIBUS EQUITY COMPENSATION PLAN

EXHIBIT A-1

nFinanSe Inc.

2007 OMNIBUS EQUITY COMPENSATION PLAN

The purpose of the nFinanSe Inc. 2007 Omnibus Equity Compensation Plan (the “Plan”) is to provide (i) employees of nFinanSe Inc., f/k/a Morgan Beaumont, Inc., (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan shall be effective as of March 1, 2007, subject to approval by the stockholders of the Company.

The Morgan Beaumont, Inc. 2004 Amended Stock Incentive Plan (“2004 Plan”) will be merged with and into this Plan as of the Effective Date, and no additional grants will be made thereafter under the 2004 Plan. Outstanding grants under the 2004 Plan will continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (as defined below) determines, consistent with the 2004 Plan, as applicable), and the shares with respect to outstanding grants under the 2004 Plan will be issued or transferred under this Plan.

Section 1.  Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)  “Board” shall mean the Board of Directors of the Company.

(b)  “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation or confidentiality agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(c)  “Change of Control” shall be deemed to have occurred if:

(i)  Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of

EXHIBIT A-2

Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.

(ii)  The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(d)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)  “Committee” shall mean the committee, consisting of members of the Board, designated by the Board to administer the Plan.

(f)  “Company” shall mean nFinanSe Inc. and shall include its successors.

(g)  “Company Stock” shall mean common stock of the Company.

(h)  “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee or as otherwise determined by the Committee.

(i)  “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share fair market value (as determined by the Committee) of any dividend paid on its outstanding Company Stock in consideration other than cash.

(j)  “Effective Date” shall mean March 1, 2007, subject to stockholder approval of the Plan.

(k)  “Employee” shall mean an employee of the Company or a subsidiary of the Company.

(l)  “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards and Performance Units, a Grantee shall not be considered to have terminated employment or

EXHIBIT A-3

service until the Grantee ceases to be both an Employee, Key Advisor and member of the Board).

(m)  “Employer” shall mean the Company and each of its subsidiaries.

(n)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)  “Exercise Price” shall mean the purchase price of Company Stock subject to an Option.

(p)  “Fair Market Value” shall mean:

(i)  If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange or Nasdaq, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange or on Nasdaq, the last reported sale price of a share of Company Stock on the relevant date, as reported by the OTC Bulletin Board or, if shares are not reported on the OTC Bulletin Board, as determined by the Committee through any reasonable valuation method authorized under the Code.

(ii)  If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under the Code.

(q)  “Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units or Other Stock-Based Awards under the Plan.

(r)  “Grant Instrument” shall mean the agreement that sets forth the terms of a Grant, including any amendments.

(s)  “Grantee” shall mean an Employee, Key Advisor or Non-Employee Director who receives a Grant under the Plan.

(t)  “Incentive Stock Option” shall mean an option to purchase Company Stock that is intended to meet the requirements of section 422 of the Code.

(u)  “Key Advisor” shall mean a consultant or advisor of an Employer.

(v)  “Non-Employee Director” shall mean a member of the Board who is not an Employee.

EXHIBIT A-4

(w)  “Nonqualified Stock Option” shall mean an option to purchase Company Stock that is not intended to meet the requirements of section 422 of the Code.

(x)  “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted under the Plan.

(y)  “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock, as described in Section 10.

(z)  “SAR” shall mean a stock appreciation right with respect to a share of Company Stock.

(aa)  “Stock Award” shall mean an award of Company Stock, with or without restrictions.

(bb)  “Stock Unit” shall mean a unit that represents a hypothetical share of Company Stock.

Section 2.  Administration

(a)  Committee. The Plan shall be administered and interpreted by the Board or by a Committee appointed by the Board. The Committee, if applicable, should consist of two or more persons who are “outside directors” as defined under section 162(m) of the Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. The Board shall approve and administer all grants made to Non-Employee Directors. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee. In the absence of a specific designation by the Board to the contrary, the Plan shall be administered by the Committee of the Board or any successor Board committee performing substantially the same functions.

(b)  Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

EXHIBIT A-5

(c)  Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 3.  Grants

Awards under the Plan may consist of grants of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

Section 4.  Shares Subject to the Plan

(a)  Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan is 2.3 million shares, plus a number of shares equal to the number of shares subject to outstanding grants under the 2004 Plan as of the Effective Date. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan (including options outstanding under the 2004 Plan) terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards (including stock awards outstanding under the 2004 Stock Plan), Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. Shares of Company Stock surrendered in payment of the Exercise Price of an Option or withheld for purposes of satisfying the Company’s minimum tax withholding obligations with respect to Grants under the Plan shall again be available for issuance or transfer under the Plan.

EXHIBIT A-6

(b)  Individual Limits. All Grants under the Plan shall be expressed in shares of Stock. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below.

(c)  Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of a Change in Control of the Company, the provisions of Section 16 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 422 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5.  Eligibility for Participation

(a)  Eligible Persons. All Employees (including, for all purposes of the Plan, an Employee who is a member of the Board) and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)  Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

EXHIBIT A-7

Section 6.  Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)  Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)  Type of Option and Price.

(i)  The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Key Advisors and Non-Employee Directors.

(ii)  The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

(c)  Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(d)  Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. Notwithstanding any provision to the contrary herein, in the event a Grantee ceases to be employed by, or provide service to, the Employer by reason of death or Disability, all of the Grantee’s Options shall become vested and exercisable in full at the time of such cessation of employment or service.

EXHIBIT A-8

(e)  Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)  Termination of Employment, Disability or Death.

(i)  Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer as an Employee, Key Advisor or member of the Board.

(ii)  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii)  In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv)  In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.

EXHIBIT A-9

(v)  If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 6(e)(ii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.

(g)  Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Grantee and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h)  Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary corporation (within the meaning of section 424(f) of the Code) of the Company.

Section 7.  Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Key Advisor or Non-Employee Director under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

EXHIBIT A-10

(a)  General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)  Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)  Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)  Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15(a) below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)  Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f)  Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

EXHIBIT A-11

Section 8.  Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Key Advisor or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)  Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b)  Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)  Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)  Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 9.  Stock Appreciation Rights

The Committee may grant SARs to an Employee, Key Advisor or Non-Employee Director separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)  General Requirements. The Committee may grant SARs to an Employee, Key Advisor or Non-Employee Director separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

EXHIBIT A-12

(b)  Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)  Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 6(e) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)  Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)  Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)  Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10.  Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock, to any Employee, Key Advisor or Non-Employee Director, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

EXHIBIT A-13

Section 11.  Dividend Equivalents

The Committee may grant Dividend Equivalents in connection Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

Section 12.  Qualified Performance-Based Compensation

The Committee may determine that Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code. The following provisions shall apply to Grants of Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents that are to be considered “qualified performance-based compensation” under section 162(m) of the Code:

(a)  Performance Goals.

(i)  When Stock Awards, Stock Units, Other Stock-Based Awards or Dividend Equivalents that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code.

(ii)  The business criteria may relate to the Grantee’s business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, stockholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

EXHIBIT A-14

(b)  Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(c)  Announcement of Grants. The Committee shall certify and announce the results for each performance period to all Grantees after the announcement of the Company’s financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents for the performance period shall be forfeited or shall not be made, as applicable. If Dividend Equivalents are granted as “qualified performance-based compensation” under section 162(m) of the Code, a Grantee may not accrue more than $1,000,000 of such Dividend Equivalents during any calendar year.

(d)  Death, Disability or Other Circumstances. The Committee may provide that Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 13.  Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Stock Units or Other Stock-Based Awards. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

EXHIBIT A-15

Section 14.  Withholding of Taxes

(a)  Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)  Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 15.  Transferability of Grants

(a)  Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)  Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16.  Consequences of a Change of Control

(a)  Notice and Acceleration. Unless the Committee determines otherwise, effective upon the date of the Change of Control, (i) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (ii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (iii) all Stock Units, Other Stock-Based Awards and Dividend Equivalents shall become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine.

EXHIBIT A-16

(b)  Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or more of the following actions with respect to any or all outstanding Grants: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iii) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

Section 17.  Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.  Amendment and Termination of the Plan

(a)  Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b)  No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing. An adjustment to an Option pursuant to Section 4(c) above shall not constitute a repricing of the Option.] [Please confirm that this complies with the Company’s intent.

EXHIBIT A-17

(c)  Stockholder Re-Approval Requirement. If Stock Awards, Stock Units, Other Stock-Based Awards or Dividend Equivalents are granted as “qualified performance-based compensation” under Section 12 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if required by section 162(m) of the Code or the regulations thereunder.

(d)  Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(e)  Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Grantee consistent with the Plan.

Section 19.  Miscellaneous

(a)  Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Grantee the same economic value as the prior options or rights.

(b)  Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

EXHIBIT A-18

(c)  Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(d)  Rights of Grantees. Nothing in the Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e)  No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)  Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.

(g)  Employees Subject to Taxation Outside the United States. With respect to Grantees who are believed by the Committee to be subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions, consistent with the Plan, as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)  Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Nevada, without giving effect to the conflict of laws provisions thereof.

EXHIBIT A-19

Appendix A

AUDIT COMMITTEE CHARTER

Organization

This Charter governs the operations of the Audit Committee of the Board of Directors of nFinanSe Inc. (the “Company”). The Committee shall review and reassess the charter at least annually and recommend any appropriate changes to the Board of Directors (the “Board”). The Committee shall be appointed by the Board and shall be comprised as follows:

a)	If the total board consists of fewer than three independent members, then all independent board members shall sit on the Audit Committee.

b)
If the total board consists of three or more independent members, then the Audit Committee shall consists of at least three members, the majority of whom shall be independent according to NASD requirements.

c)	All Audit Committee members shall meet the NASD requirements with respect to financial literacy, and at least one committee member who is also independent shall be a "financial expert."

The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but at least four times each year coinciding with the release of the Company's financial statements. Meetings of the committee may be held either in person or telephonically.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential stockholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the system of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, the Committee shall remain free and open communications between the Committee, the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

APPNDX A-1

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's stockholders. The Committee shall have the ultimate authority for and responsibility to evaluate and annually recommend the selection, retention, and, where appropriate, the replacement of the independent auditors. The Committee shall review and approve the performance by the independent auditors of any non-audit-related service if the fees for such service are projected to exceed 15% of the most recently completed fiscal year's combined audit fees and audit-related service fees. The Committee shall review and discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by professional independence standards applicable to the independent auditors. Annually, the Committee shall review and assess whether the independent auditor's performance of non-audit services is compatible with the auditor's independence. In addition, the Audit Committee shall review any candidate for the senior accounting and/or financial executive position prior to his or her appointment by the Company.

The Committee shall review and discuss with the independent auditors and with the head of the Company's finance or internal audit department the overall scope and plans for the audits. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, without management present, to discuss the results of their respective audit procedures.

The Committee shall review and discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review. The Committee shall review and discuss with management and the independent auditors the financial statements to be included in the Company's annual report on Form 10-K, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, the basis and appropriateness of any change in significant accounting policies and the clarity of the disclosures in the financial statements. Also, the Committee shall review and discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall review and discuss with management and the independent auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company and any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, in each case where such arrangements or transactions are relevant to an understanding of the Company's financial statements.

APPNDX A-2

Appendix B

Charter of the Compensation Committee of the Board of Directors
nFinanSe, Inc.

Purpose

The Compensation Committee shall assist the Board to carrying out its responsibilities with respect to (a) employee stock programs (b) executive compensation programs and (c) director compensation programs.

Members

The Members and Chairman of the Compensation Committee shall be appointed by the Board who satisfy the requirements of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment. Additionally, members of the Compensation Committee shall qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Board shall designate one member as Chairman or delegate authority to designate a Chairman to the Compensation Committee and the Director of Human Resources shall act as management liaison to the Compensation Committee.

Authority

The Compensation Committee shall have the authority to request any officer or employee of the corporation, or its outside council or consultants to attend a meeting of the Committee as it determines appropriate to assist it in the performance of its functions. It will also have authority to retain and/or terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms. The Committee may also delegate to the CRO the authority to grant awards under an approved long term incentive plan or propose or add employees to the annual incentive compensation plan during the course of the year as warranted.

Duties and Responsibilities

The functions of the Committee, on behalf of the Board, shall include responsibility:

1.
To review and recommend to the Board of Directors a compensation philosophy/strategy and major compensation programs for the Company which are consistent with and supportive of the Company’s long term plans and objectives.

2.
To annually review and evaluate executive compensation programs against corporate and personal goals and objectives relevant to the CEO to establish and approve the total compensation (annual base salary, annual incentive opportunity, long term incentive opportunity and equity-based awards) of the CEO; such review to also include the four highest paid elected officers other than the CEO.

APPNDX B-1

3.
To administer and make recommendations to the Board with respect to the Company’s incentive-compensation, equity-based compensation, approve a stock option plan and other long term stock incentive awards for senior executive officers.

4.	Periodically evaluate all components of compensation for executives and directors of the Company and recommend any changes to the Board.

5.	Make recommendations to the Board with respect to, and monitor compliance by directors with, the Company’s stock ownership guidelines.

6.
Review proposed new compensation arrangements, review and recommend to the Board employment agreements and severance arrangements for senior executive officers, including change-in-control provisions, plans or agreements.

7.	Ensure that Company plans and actions as related to compensation for the Company officers and key employees are within all regulatory and legal requirements.

8.	Review any and all qualified, non qualified or define benefit or defined contribution plans of the Company in performance of the fiduciary duties assigned to the Committee.

9.	Review and/or prepare the report or other such information as required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

10.	To review this Charter annually and recommend any changes to the Board for approval.

11.	To review the Compensation Committee’s own performance annually a the beginning of each calendar year.

Meetings

The Compensation Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but not less frequently than 2 times annually, either in person or telephonically, and at such times and places as the Committee shall determine. The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Committee. The Compensation Committee shall report its activities to the Board of Directors.

APPNDX B-2

Front Side of Proxy

NFINANSE INC. ANNUAL MEETING March 1, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond P. Springer, with power to appoint his substitute, as proxy of the undersigned and authorizes him to represent and vote, as designated below, all the shares of Common Stock of nFinanSe Inc. that the undersigned would be entitled to vote if personally present, and to act for the undersigned at the annual meeting to be held on March 1, 2007, or any adjournment or postponement thereof.

This proxy will be voted in the manner directed herein and in accordance with the accompanying Proxy Statement. Receipt of the Proxy Statement is hereby acknowledged. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3 which are being proposed by the Board of Directors of nFinanSe Inc.

The Board of Directors recommends that you vote FOR the approval of Proposals 1, 2 and 3.

(TO BE SIGNED ON THE REVERSE SIDE)

Back Side of Proxy

PLEASE MARK, DATE AND SIGN THIS PROXY

1.
To consider the election of five (5) directors to Company’s Board of Directors to hold office until the Company’s next annual meeting of stockholders (Proposal One):

NOMINEES: Jerry R. Welch, Benjamin J. Bond, Joseph Hudgins, Mark Brewer and Robert A. Berlacher

	___ FOR ALL NOMINEES	___ WITHHOLD ALL NOMINEES

WITHHOLD for the following nominees only: (In the space provided below, write in the name of the nominee(s) for whom you wish to WITHHOLD:

______________________________________________________________________________________

2.	To consider the approval of the Company’s 2007 Omnibus Equity Compensation Plan and the reservation of 2,300,000 shares of the Company’s common stock for issuance thereunder (Proposal Two); and

	___ FOR	___ AGAINST	___ ABSTAIN

3.	To consider the ratification of the appointment of Kingery & Crouse, P.A. as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2006 (Proposal Three).

	___ FOR	___ AGAINST	___ ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. The signature must be that of the stockholder himself, herself or itself. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign the full partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Dated:_______________, 2007	(IMPORTANT: Please insert date.)

INDIVIDUAL OR JOINT HOLDER:

Signature:___________________________

Print Name Here:___________________________

Signature (if jointly held):___________________________

Print Name Here (if jointly held):___________________________

CORPORATE OR PARTNERSHIP HOLDER:

Company Name:___________________________

Signature:	___________________________
Name:	___________________________
Title:	___________________________